Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at June 30, 2013

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - June 30, 2013

Table of Contents

Page

Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive (Loss) Income	6
Segment Information
For the three months ended June 30, 2013 and 2012	7-8
For the six months ended June 30, 2013 and 2012	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)	46
Reconciliation of GAAP and non-GAAP measures	47-50
Diluted Book Value per Common Share - Treasury Stock Method	51
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	52-54

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.

Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation: The Company’s financial position and its results include Presidio from the date of acquisition of December 31, 2012 and for all periods thereafter.

All references to per common share data, common share and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Revenues
Gross premiums written	$1,340,582	$1,756,886	$931,434	$1,056,076	$1,163,243

Net premiums written	$1,309,318	$1,636,431	$920,288	$1,043,240	$1,136,046
(Increase) decrease in unearned premiums	(100,682)	(489,751)	247,852	193,851	(45,168)

Net premiums earned	1,208,636	1,146,680	1,168,140	1,237,091	1,090,878
Net investment income	124,503	123,704	135,669	135,266	153,506
Net realized and unrealized investment (losses) gains	(299,215)	22,943	5,113	257,429	38,132
Other income	3,878	3,927	3,777	2,744	2,654

Total revenues	1,037,802	1,297,254	1,312,699	1,632,530	1,285,170

Expenses
Losses and loss expenses and life policy benefits	866,843	660,952	800,851	721,137	706,137
Acquisition costs	241,743	234,200	245,520	247,058	232,723
Other operating expenses (1)	144,833	116,040	112,319	94,697	106,184
Interest expense	12,232	12,229	12,227	12,224	12,223
Amortization of intangible assets	7,045	7,046	5,120	8,893	8,893
Net foreign exchange losses (gains)	10,584	(2,043)	3,341	2,015	(7,770)

Total expenses	1,283,280	1,028,424	1,179,378	1,086,024	1,058,390

(Loss) income before taxes and interest in (losses) earnings of equity investments	(245,478)	268,830	133,321	546,506	226,780
Income tax (benefit) expense	(74,569)	41,675	22,826	64,149	50,136
Interest in (losses) earnings of equity investments	(3,479)	7,215	1,026	4,349	(498)

Net (loss) income	(174,388)	234,370	111,521	486,706	176,146
Net income attributable to noncontrolling interests	(1,183)	—	—	—	—

Net (loss) income attributable to PartnerRe	(175,571)	234,370	111,521	486,706	176,146
Preferred dividends	14,796	14,699	15,405	15,405	15,405
Loss on redemption of preferred shares	—	9,135	—	—	—

Net (loss) income attributable to PartnerRe common shareholders	$(190,367)	$210,536	$96,116	$471,301	$160,741

Operating earnings attributable to PartnerRe common shareholders	$51,055	$202,089	$95,671	$244,406	$142,018

Comprehensive (loss) income attributable to PartnerRe common shareholders	$(187,445)	$215,303	$104,603	$518,871	$158,044

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$0.90	$3.46	$1.58	$3.95	$2.22
Net realized and unrealized investment (losses) gains, net of tax	(4.07)	0.21	(0.13)	3.59	0.29
Net foreign exchange (losses) gains, net of tax	(0.10)	(0.01)	0.12	0.02	0.02
Loss on redemption of preferred shares	—	(0.16)	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.10)	0.10	0.01	0.06	(0.01)

Basic net (loss) income	$(3.37)	$3.60	$1.58	$7.62	$2.52

Weighted average number of common shares outstanding	56,485,882	58,423,898	60,643,216	61,837,328	63,816,027
Diluted operating earnings (1)	$0.90	$3.39	$1.55	$3.90	$2.20
Net realized and unrealized investment (losses) gains, net of tax	(4.07)	0.20	(0.12)	3.55	0.29
Net foreign exchange (losses) gains, net of tax	(0.10)	(0.01)	0.12	0.02	0.02
Loss on redemption of preferred shares	—	(0.15)	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.10)	0.10	0.01	0.06	(0.01)

Diluted net (loss) income	$(3.37)	$3.53	$1.56	$7.53	$2.50

Weighted average number of common shares and common share equivalents outstanding	56,485,882	59,590,044	61,627,207	62,606,761	64,423,036
Dividends declared per common share	$0.64	$0.64	$0.62	$0.62	$0.62

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations of $43.2 million, or $0.77 per diluted share, pre-tax, for the three months ended June 30, 2013.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011
Revenues
Gross premiums written	$3,097,467	$2,730,726	$4,718,235	$4,633,054

Net premiums written	$2,945,750	$2,609,331	$4,572,860	$4,486,329
(Increase) decrease in unearned premiums	(590,434)	(528,623)	(86,921)	161,425

Net premiums earned	2,355,316	2,080,708	4,485,939	4,647,754
Net investment income	248,207	300,402	571,338	629,148
Net realized and unrealized investment (losses) gains	(276,272)	230,867	493,409	66,692
Other income	7,805	5,400	11,920	7,915

Total revenues	2,335,056	2,617,377	5,562,606	5,351,509

Expenses
Losses and loss expenses and life policy benefits	1,527,794	1,282,623	2,804,610	4,372,570
Acquisition costs	475,942	444,330	936,909	938,361
Other operating expenses (1)	260,874	204,358	411,374	434,846
Interest expense	24,460	24,443	48,895	48,949
Amortization of intangible assets	14,091	17,786	31,799	36,405
Net foreign exchange losses (gains)	8,543	(5,181)	175	(34,675)

Total expenses	2,311,704	1,968,359	4,233,762	5,796,456

Income (loss) before taxes and interest in earnings (losses) of equity investments	23,352	649,018	1,328,844	(444,947)
Income tax (benefit) expense	(32,894)	117,310	204,284	68,972
Interest in earnings (losses) of equity investments	3,736	4,579	9,954	(6,372)

Net income (loss)	59,982	536,287	1,134,514	(520,291)
Net income attributable to noncontrolling interests	(1,183)	—	—	—

Net income (loss) attributable to PartnerRe	58,799	536,287	1,134,514	(520,291)
Preferred dividends	29,494	30,811	61,622	47,020
Loss on redemption of preferred shares	9,135	—	—	—

Net income (loss) attributable to PartnerRe common shareholders	$20,170	$505,476	$1,072,892	$(567,311)

Operating earnings (loss) attributable to PartnerRe common shareholders	$253,144	$323,713	$663,791	$(641,609)

Comprehensive income (loss) attributable to PartnerRe common shareholders	$27,858	$534,281	$1,157,755	$(536,991)

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings (loss)	$4.41	$5.01	$10.55	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(3.79)	2.75	6.23	0.23
Net foreign exchange (losses) gains, net of tax	(0.12)	(0.01)	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.01	0.07	0.14	(0.11)

Basic net income (loss)	$0.35	$7.82	$17.05	$(8.40)

Weighted average number of common shares outstanding	57,449,528	64,610,127	62,915,992	67,558,732
Diluted operating earnings (loss) (1)	$4.32	$4.97	$10.43	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(3.72)	2.73	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.11)	(0.01)	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.01	0.07	0.14	(0.11)

Diluted net income (loss)	$0.34	$7.76	$16.87	$(8.40)

Weighted average number of common shares and common share equivalents outstanding	58,534,526	65,132,928	63,615,748	67,558,732
Dividends declared per common share	$1.28	$1.24	$2.48	$2.35

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations of $43.2 million, or $0.74 per diluted share, pre-tax, for the six months ended June 30, 2013.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		December 31, 2011

Assets
Total investments	$14,968,652		$15,544,844		$15,973,230		$15,912,719		$15,031,945		$15,287,245
Funds held - directly managed	842,415		909,520		930,741		1,188,186		1,233,008		1,268,010
Cash and cash equivalents	1,261,540		1,286,898		1,121,705		1,336,362		1,512,418		1,342,257
Accrued investment income	172,794		181,151		184,315		175,066		160,392		189,074
Reinsurance balances receivable	2,477,340		2,393,159		1,991,991		2,329,907		2,358,432		2,059,976
Reinsurance recoverable on paid and unpaid losses	356,011		400,509		348,086		369,960		434,083		397,788
Funds held by reinsured companies	782,992		775,486		805,489		805,178		783,311		796,290
Deferred acquisition costs	676,084		646,178		568,391		602,660		620,277		547,202
Goodwill	456,380		456,380		456,380		455,533		455,533		455,533
Intangible assets	200,179		207,224		214,270		107,188		116,081		133,867
Other assets	376,193		338,264		385,834		357,371		366,483		378,131

Total assets	$22,570,580		$23,139,613		$22,980,432		$23,640,130		$23,071,963		$22,855,373

Liabilities
Unpaid losses and loss expenses	$10,336,368		$10,323,786		$10,709,371		$10,761,302		$10,661,012		$11,273,091
Policy benefits for life and annuity contracts	1,799,332		1,763,413		1,813,244		1,703,147		1,635,547		1,645,662
Unearned premiums	2,162,112		2,074,370		1,534,625		1,810,881		2,008,384		1,448,841
Other reinsurance balances payable	244,583		342,423		238,578		504,820		496,020		443,873
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	791,920		867,074		930,129		959,989		752,418		755,375

Total liabilities	16,155,304		16,192,055		16,046,936		16,561,128		16,374,370		16,387,831

Total shareholders’ equity attributable to PartnerRe	6,366,957		6,910,714		6,933,496		7,079,002		6,697,593		6,467,542

Noncontrolling interests	48,319		36,844		—		—		—		—

Total shareholders’ equity	6,415,276		6,947,558		6,933,496		7,079,002		6,697,593		6,467,542

Total liabilities and shareholders’ equity	$22,570,580		$23,139,613		$22,980,432		$23,640,130		$23,071,963		$22,855,373

Diluted Book Value Per Common Share	$99.65		$102.96		$100.84		$99.54		$91.88		$84.82

Diluted Tangible Book Value Per Common Share	$89.09		$92.91		$90.86		$91.04		$83.39		$76.47

Number of Common Shares and Common Share Equivalents Outstanding	55,325,581		58,826,334		59,893,366		62,136,090		63,164,499		65,715,708

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	12	853,750	11	893,750	11	893,750	11	893,750	12	893,750	12
Common shareholders’ equity attributable to PartnerRe	5,513,207	77	6,056,964	78	6,039,746	78	6,185,252	78	5,803,843	77	5,573,792	77

Total Capital	$7,180,341	100%	$7,724,098	100%	$7,746,880	100%	$7,892,386	100%	$7,510,977	100%	$7,280,926	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net cash provided by operating activities:

Underwriting operations	$8	$(4)	$91	$152	$(75)

Investment income	173	166	165	160	204

Taxes and foreign exchange	(65)	(47)	(32)	(25)	(26)

Net cash provided by operating activities	$116	$115	$224	$287	$103

Net cash provided by operating activities	$116	$115	$224	$287	$103

Net cash provided by (used in) investing activities	200	289	(208)	(335)	492

Net cash used in financing activities	(342)	(224)	(231)	(141)	(266)

Effect of foreign exchange rate changes on cash	1	(15)	1	13	(27)

(Decrease) increase in cash and cash equivalents	(25)	165	(214)	(176)	302

Cash and cash equivalents - beginning of period	1,287	1,122	1,336	1,512	1,210

Cash and cash equivalents - end of period	$1,262	$1,287	$1,122	$1,336	$1,512

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Net cash provided by operating activities:

Underwriting operations (1)	$3	$(142)	$100	$(29)

Investment income	339	392	717	731

Taxes and foreign exchange	(111)	(67)	(124)	(128)

Net cash provided by operating activities	$231	$183	$693	$574

Net cash provided by operating activities	$231	$183	$693	$574

Net cash provided by (used in) investing activities	489	324	(219)	(1,080)

Net cash used in financing activities	(567)	(317)	(688)	(242)

Effect of foreign exchange rate changes on cash	(13)	(20)	(6)	(21)

Increase (decrease) in cash and cash equivalents	140	170	(220)	(769)

Cash and cash equivalents - beginning of period	1,122	1,342	1,342	2,111

Cash and cash equivalents - end of period	$1,262	$1,512	$1,122	$1,342

(1)	For the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $358 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive (Loss) Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net (loss) income	$(175,571)	$234,370	$111,521	$486,706	$176,146

Change in currency translation adjustment	(11,514)	(19,830)	(2,554)	32,992	(19,157)
Change in net unrealized gains or losses on investments, net of tax	(230)	(233)	(235)	(237)	(239)
Change in unfunded pension obligation, net of tax	(130)	996	(4,129)	(590)	1,294

Comprehensive (loss) income	$(187,445)	$215,303	$104,603	$518,871	$158,044

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Net income (loss)	$58,799	$536,287	$1,134,514	$(520,291)

Change in currency translation adjustment	(31,344)	(1,950)	28,488	(11,834)
Change in net unrealized gains or losses on investments, net of tax	(463)	(481)	(953)	(949)
Change in unfunded pension obligation, net of tax	866	425	(4,294)	(3,917)

Comprehensive income (loss)	$27,858	$534,281	$1,157,755	$(536,991)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended June 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$372	$160	$413	$161	$1,106	$233	$2	$1,341

Net premiums written	$360	$158	$409	$149	$1,076	$232	$1	$1,309
(Increase) decrease in unearned premiums	(3)	11	(37)	(70)	(99)	—	(1)	(100)

Net premiums earned	$357	$169	$372	$79	$977	$232	$—	$1,209
Losses and loss expenses and life policy benefits	(245)	(106)	(284)	(51)	(686)	(181)	—	(867)
Acquisition costs	(79)	(34)	(90)	(6)	(209)	(33)	—	(242)

Technical result	$33	$29	$(2)	$22	$82	$18	$—	$100

Other income					—	3	1	4
Other operating expenses					(60)	(17)	(68)	(145)

Underwriting result					$22	$4	n/a	$(41)

Net investment income						15	110	125

Allocated underwriting result (1)						$19	n/a	n/a

Net realized and unrealized investment losses							(299)	(299)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(11)	(11)
Income tax benefit							75	75
Interest in losses of equity investments							(4)	(4)

Net loss							n/a	$(174)

Loss ratio (2)	68.6%	62.9%	76.6%	64.1%	70.3%
Acquisition ratio (3)	22.1	19.9	24.1	8.5	21.4

Technical ratio (4)	90.7%	82.8%	100.7%	72.6%	91.7%
Other operating expense ratio (5)					6.1

Combined ratio (6)					97.8%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended June 30, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$271	$130	$400	$159	$960	$200	$3	$1,163

Net premiums written	$270	$128	$391	$145	$934	$199	$3	$1,136
Decrease (increase) in unearned premiums	20	36	(28)	(72)	(44)	1	(2)	(45)

Net premiums earned	$290	$164	$363	$73	$890	$200	$1	$1,091
Losses and loss expenses and life policy benefits	(185)	(119)	(213)	(16)	(533)	(173)	—	(706)
Acquisition costs	(69)	(39)	(93)	(6)	(207)	(26)	—	(233)

Technical result	$36	$6	$57	$51	$150	$1	$1	$152

Other income					—	1	2	3
Other operating expenses					(66)	(13)	(27)	(106)

Underwriting result					$84	$(11)	n/a	$49

Net investment income						17	136	153

Allocated underwriting result (1)						$6	n/a	n/a

Net realized and unrealized investment gains							38	38
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							8	8
Income tax expense							(50)	(50)
Interest in losses of equity investments							(1)	(1)

Net income							n/a	$176

Loss ratio (2)	63.7%	72.3%	58.8%	22.5%	59.9%
Acquisition ratio (3)	23.8	23.9	25.5	8.3	23.2

Technical ratio (4)	87.5%	96.2%	84.3%	30.8%	83.1%
Other operating expense ratio (5)					7.5

Combined ratio (6)					90.6%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the six months ended June 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$819	$532	$857	$399	$2,607	$486	$4	$3,097

Net premiums written	$807	$525	$771	$360	$2,463	$481	$2	$2,946
Increase in unearned premiums	(117)	(190)	(62)	(195)	(564)	(25)	(2)	(591)

Net premiums earned	$690	$335	$709	$165	$1,899	$456	$—	$2,355
Losses and loss expenses and life policy benefits	(485)	(173)	(469)	(39)	(1,166)	(363)	1	(1,528)
Acquisition costs	(151)	(84)	(165)	(17)	(417)	(59)	—	(476)

Technical result	$54	$78	$75	$109	$316	$34	$1	$351

Other income					—	6	2	8
Other operating expenses					(126)	(35)	(100)	(261)

Underwriting result					$190	$5	n/a	$98

Net investment income						30	218	248

Allocated underwriting result (1)						$35	n/a	n/a

Net realized and unrealized investment losses							(276)	(276)
Interest expense							(24)	(24)
Amortization of intangible assets							(14)	(14)
Net foreign exchange losses							(9)	(9)
Income tax benefit							33	33
Interest in earnings of equity investments							4	4

Net income							n/a	$60

Loss ratio (2)	70.2%	51.8%	66.1%	23.8%	61.4%
Acquisition ratio (3)	21.9	24.9	23.3	10.5	22.0

Technical ratio (4)	92.1%	76.7%	89.4%	34.3%	83.4%
Other operating expense ratio (5)					6.6

Combined ratio (6)					90.0%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the six months ended June 30, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$613	$477	$817	$401	$2,308	$417	$6	$2,731

Net premiums written	$611	$474	$744	$360	$2,189	$414	$6	$2,609
Increase in unearned premiums	(84)	(150)	(73)	(197)	(504)	(20)	(4)	(528)

Net premiums earned	$527	$324	$671	$163	$1,685	$394	$2	$2,081
Losses and loss expenses and life policy benefits	(317)	(217)	(408)	(19)	(961)	(322)	—	(1,283)
Acquisition costs	(134)	(78)	(162)	(15)	(389)	(55)	—	(444)

Technical result	$76	$29	$101	$129	$335	$17	$2	$354

Other income					1	2	2	5
Other operating expenses					(129)	(26)	(49)	(204)

Underwriting result					$207	$(7)	n/a	$155

Net investment income						33	267	300

Allocated underwriting result (1)						$26	n/a	n/a

Net realized and unrealized investment gains							231	231
Interest expense							(24)	(24)
Amortization of intangible assets							(18)	(18)
Net foreign exchange gains							5	5
Income tax expense							(117)	(117)
Interest in earnings of equity investments							4	4

Net income							n/a	$536

Loss ratio (2)	60.1%	67.0%	60.8%	11.3%	57.0%
Acquisition ratio (3)	25.5	23.9	24.2	9.5	23.1

Technical ratio (4)	85.6%	90.9%	85.0%	20.8%	80.1%
Other operating expense ratio (5)					7.7

Combined ratio (6)					87.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$1,076	$1,386	$723	$856	$934

Net premiums earned	$977	$923	$961	$1,038	$890

Losses and loss expenses	(686)	(480)	(633)	(561)	(533)
Acquisition costs	(209)	(208)	(212)	(219)	(207)

Technical result	$82	$235	$116	$258	$150

Other income	—	—	2	1	—
Other operating expenses	(60)	(66)	(70)	(58)	(66)

Underwriting result	$22	$169	$48	$201	$84

Loss ratio (2)	70.3%	52.0%	65.9%	54.1%	59.9%
Acquisition ratio (3)	21.4	22.6	22.0	21.1	23.2

Technical ratio (4)	91.7%	74.6%	87.9%	75.2%	83.1%
Other operating expense ratio (5)	6.1	7.1	7.4	5.5	7.5

Combined ratio (6)	97.8%	81.7%	95.3%	80.7%	90.6%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(15.9) million and $(10.6) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$2,463	$2,189	$3,768	$3,688

Net premiums earned	$1,899	$1,685	$3,684	$3,844

Losses and loss expenses	(1,166)	(961)	(2,155)	(3,717)
Acquisition costs	(417)	(389)	(821)	(821)

Technical result	$316	$335	$708	$(694)

Other income	—	1	5	4
Other operating expenses	(126)	(129)	(257)	(283)

Underwriting result	$190	$207	$456	$(973)

Loss ratio (2)	61.4%	57.0%	58.5%	96.7%
Acquisition ratio (3)	22.0	23.1	22.3	21.3

Technical ratio (4)	83.4%	80.1%	80.8%	118.0%
Other operating expense ratio (5)	6.6	7.7	7.0	7.4

Combined ratio (6)	90.0%	87.8%	87.8%	125.4%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(5.0) million and $(7.3) million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$360	$446	$297	$311	$270

Net premiums earned	$357	$333	$313	$335	$290

Losses and loss expenses	(245)	(240)	(248)	(251)	(185)
Acquisition costs	(79)	(72)	(73)	(83)	(69)

Technical result	$33	$21	$(8)	$1	$36

Loss ratio (2)	68.6%	72.0%	79.2%	74.9%	63.7%
Acquisition ratio (3)	22.1	21.6	23.2	24.8	23.8

Technical ratio (4)	90.7%	93.6%	102.4%	99.7%	87.5%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	28%	23%	25%	18%	31%
Casualty	38	40	43	42	37
Credit/Surety	4	2	4	5	5
Motor	4	4	3	4	2
Multiline	5	10	7	5	4
Other	4	5	4	4	1
Property	17	16	14	22	20

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.6) million and $(0.6) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$807	$611	$1,219	$1,104

Net premiums earned	$690	$527	$1,176	$1,135

Losses and loss expenses	(485)	(317)	(816)	(741)
Acquisition costs	(151)	(134)	(291)	(276)

Technical result	$54	$76	$69	$118

Loss ratio (2)	70.2%	60.1%	69.4%	65.3%
Acquisition ratio (3)	21.9	25.5	24.7	24.3

Technical ratio (4)	92.1%	85.6%	94.1%	89.6%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	25%	17%	19%	20%
Casualty	39	43	43	40
Credit/Surety	3	5	4	5
Motor	4	4	4	8
Multiline	8	8	7	7
Other	5	2	3	2
Property	16	21	20	18

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $0.6 million and $0.1 million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$158	$368	$85	$122	$128

Net premiums earned	$169	$166	$183	$172	$164

Losses and loss expenses	(106)	(67)	(88)	(110)	(119)
Acquisition costs	(34)	(50)	(47)	(42)	(39)

Technical result	$29	$49	$48	$20	$6

Loss ratio (2)	62.9%	40.4%	48.5%	63.9%	72.3%
Acquisition ratio (3)	19.9	30.1	25.6	24.9	23.9

Technical ratio (4)	82.8%	70.5%	74.1%	88.8%	96.2%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	10%	14%	10%	10%
Motor	34	34	32	30	23
Property	56	56	54	60	67

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(3.9) million and $(2.9) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$525	$474	$681	$678

Net premiums earned	$335	$324	$678	$759

Losses and loss expenses	(173)	(217)	(415)	(567)
Acquisition costs	(84)	(78)	(167)	(191)

Technical result	$78	$29	$96	$1

Loss ratio (2)	51.8%	67.0%	61.3%	74.7%
Acquisition ratio (3)	24.9	23.9	24.6	25.1

Technical ratio (4)	76.7%	90.9%	85.9%	99.8%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	11%	11%	10%
Motor	34	26	28	20
Property	56	63	61	70

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $0.3 million and $(1.5) million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$409	$361	$316	$354	$391

Net premiums earned	$372	$337	$339	$363	$363

Losses and loss expenses	(284)	(184)	(252)	(161)	(213)
Acquisition costs	(90)	(75)	(80)	(79)	(93)

Technical result	$(2)	$78	$7	$123	$57

Loss ratio (2)	76.6%	54.6%	74.3%	44.4%	58.8%
Acquisition ratio (3)	24.1	22.4	23.5	21.7	25.5

Technical ratio (4)	100.7%	77.0%	97.8%	66.1%	84.3%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	11%	10%	3%	5%	7%
Aviation/Space	12	10	20	13	14
Credit/Surety	18	21	21	18	18
Energy	6	4	7	9	7
Engineering	14	12	14	14	10
Marine	19	20	20	25	23
Other	3	3	—	—	—
Specialty casualty	6	14	1	4	9
Specialty property	11	6	14	12	12

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(4.2) million and $(4.1) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$771	$744	$1,415	$1,344

Net premiums earned	$709	$671	$1,373	$1,376

Losses and loss expenses	(469)	(408)	(821)	(950)
Acquisition costs	(165)	(162)	(321)	(328)

Technical result	$75	$101	$231	$98

Loss ratio (2)	66.1%	60.8%	59.8%	69.1%
Acquisition ratio (3)	23.3	24.2	23.4	23.8

Technical ratio (4)	89.4%	85.0%	83.2%	92.9%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	10%	7%	6%	4%
Aviation/Space	11	14	15	16
Credit/Surety	19	19	19	20
Energy	5	6	7	8
Engineering	13	10	12	14
Marine	20	22	22	20
Other	3	—	—	—
Specialty casualty	10	11	7	8
Specialty property	9	11	12	10

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(1.5) million and $(2.6) million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$149	$211	$25	$69	$145

Net premiums earned	$79	$87	$126	$168	$73

Losses and loss expenses	(51)	11	(45)	(39)	(16)
Acquisition costs	(6)	(11)	(12)	(15)	(6)

Technical result	$22	$87	$69	$114	$51

Loss ratio (2)	64.1%	(12.8)%	35.6%	23.3%	22.5%
Acquisition ratio (3)	8.5	12.3	9.8	8.8	8.3

Technical ratio (4)	72.6%	(0.5)%	45.4%	32.1%	30.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(7.2) million and $(3.0) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$360	$360	$453	$562

Net premiums earned	$165	$163	$457	$574

Losses and loss expenses	(39)	(19)	(103)	(1,459)
Acquisition costs	(17)	(15)	(42)	(26)

Technical result	$109	$129	$312	$(911)

Loss ratio (2)	23.8%	11.3%	22.4%	254.2%
Acquisition ratio (3)	10.5	9.5	9.3	4.5

Technical ratio (4)	34.3%	20.8%	31.7%	258.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(4.4) million and $(3.3) million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the three months ended
	June 30, 2013 (A)	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net premiums written	$232	$249	$197	$187	$199

Net premiums earned	$232	$224	$205	$195	$200

Life policy benefits	(181)	(182)	(168)	(157)	(173)
Acquisition costs	(33)	(27)	(33)	(27)	(26)

Technical result	$18	$15	$4	$11	$1

Other income	3	3	1	1	1
Other operating expenses	(17)	(18)	(15)	(12)	(13)

Underwriting result	$4	$—	$(10)	$—	$(11)

Net investment income	15	16	15	15	17

Allocated underwriting result (1)	$19	$16	$5	$15	$6

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	14%	12%	2%	3%	3%
Longevity	26	25	32	33	32
Mortality	60	63	66	64	65

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(4.9) million and $(4.8) million, respectively, compared to the three months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the six months ended		For the year ended
	June 30, 2013 (A)	June 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$481	$414	$799	$786

Net premiums earned	$456	$394	$795	$792

Life policy benefits	(363)	(322)	(647)	(650)
Acquisition costs	(59)	(55)	(116)	(117)

Technical result	$34	$17	$32	$25

Other income	6	2	4	1
Other operating expenses	(35)	(26)	(52)	(53)

Underwriting result	$5	$(7)	$(16)	$(27)

Net investment income	30	33	64	66

Allocated underwriting result (1)	$35	$26	$48	$39

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	13%	2%	3%	3%
Longevity	25	30	31	26
Mortality	62	68	66	71

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.1) million and $(0.4) million, respectively, compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Technical result	$—	$1	$2	$—	$1

Other income	1	1	—	1	2
Corporate expenses - costs of restructuring (1)	(43)	—	—	—	—
Corporate expenses	(23)	(30)	(24)	(23)	(22)
Other operating expenses	(2)	(2)	(3)	(2)	(5)

Net investment income	110	108	121	120	136

Net realized and unrealized investment (losses) gains	(299)	23	5	257	38
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(5)	(9)	(9)
Net foreign exchange (losses) gains	(11)	2	(3)	(2)	8
Income tax benefit (expense)	75	(42)	(23)	(64)	(50)
Interest in (losses) earnings of equity investments	(4)	7	1	5	(1)

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended June 30, 2013 these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Technical result	$1	$2	$4	$6

Other income	2	2	3	3
Corporate expenses - costs of restructuring (1)	(43)	—	—	—
Corporate expenses - acquisition related	—	—	—	(4)
Corporate expenses	(53)	(41)	(88)	(79)
Other operating expenses	(4)	(8)	(14)	(16)

Net investment income	218	267	507	563

Net realized and unrealized investment (losses) gains	(276)	231	494	67
Interest expense	(24)	(24)	(49)	(49)
Amortization of intangible assets	(14)	(18)	(32)	(36)
Net foreign exchange (losses) gains	(9)	5	—	34
Income tax benefit (expense)	33	(117)	(204)	(69)
Interest in earnings (losses) of equity investments	4	4	10	(6)

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the six months ended June 30, 2013 these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary terminination plans.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	15%	14%	10%
Motor	5	9	4	5	3
Multiline and other	3	5	3	2	1
Property	11	17	9	14	12
Specialty
Agriculture	11	8	9	7	10
Aviation/Space	4	2	7	5	5
Catastrophe	11	13	3	6	13
Credit/Surety	7	5	8	7	8
Energy	2	1	3	3	2
Engineering	4	3	5	5	3
Marine	6	5	7	9	8
Specialty casualty	2	3	1	1	3
Specialty property	4	1	5	4	4
Life and Health	18	15	21	18	18

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	13%	9%	8%	12%	13%
Europe	36	46	41	37	36
Latin America, Caribbean and Africa	10	9	12	13	12
North America	41	36	39	38	39

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	71%	67%	70%	73%
Direct	28	29	33	30	27

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	13%	11%
Motor	7	6	5	5
Multiline and other	4	2	3	2
Property	15	16	14	15
Specialty
Agriculture	10	6	7	7
Aviation/Space	3	4	5	5
Catastrophe	12	14	10	13
Credit/Surety	6	7	7	7
Energy	1	2	2	2
Engineering	3	3	4	4
Marine	5	6	7	6
Specialty casualty	3	3	2	2
Specialty property	2	3	4	3
Life and Health	16	16	17	18

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	10%	11%	11%	12%
Europe	42	43	41	41
Latin America, Caribbean and Africa	10	11	11	11
North America	38	35	37	36

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	71%	69%	69%	72%
Direct	29	31	31	28

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	17%	33%	11%	22%	19%
Proportional	83	67	89	78	81

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	10%	36%	8%	20%	13%
Proportional	90	64	92	80	87

Total	100%	100%	100%	100%	100%

Global Specialty
Non-Proportional	18%	31%	9%	14%	24%
Proportional	82	69	91	86	76

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	99%	93%	98%	97%
Proportional	3	1	7	2	3

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	28%	43%	12%	25%	33%
Proportional	72	57	88	75	67

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	25%	36%	26%	30%
Proportional	75	64	74	70

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	28%	28%	24%	23%
Proportional	72	72	76	77

Total	100%	100%	100%	100%

Global Specialty
Non-Proportional	25%	28%	20%	19%
Proportional	75	72	80	81

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	98%
Proportional	2	2	2	2

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	37%	42%	33%	35%
Proportional	63	58	67	65

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$960		6%	$1,039		7%	$1,113		7%	$958		6%	$922		6%	$1,090		7%
U.S. government sponsored enterprises	31		—	25		—	18		—	25		—	22		—	26		—
U.S. states, territories and municipalities	237		2	250		2	243		1	219		1	127		1	124		1
Non-U.S. sovereign government, supranational and government related	2,140		14	2,296		15	2,376		15	2,638		17	2,651		18	2,964		19
Corporates	6,246		42	6,587		42	6,656		42	6,378		40	5,813		39	5,747		38
Mortgage/asset-backed securities	3,766		25	3,773		24	3,989		25	4,121		26	4,085		27	3,991		26

Total fixed maturities	13,380		89	13,970		90	14,395		90	14,339		90	13,620		91	13,942		91
Short-term investments	29		—	115		1	151		1	161		1	32		—	42		—
Equities	1,173		8	1,149		7	1,094		7	1,072		7	1,050		7	945		6
Other invested assets	387		3	311		2	333		2	341		2	330		2	358		3

Total investments	$14,969		100%	$15,545		100%	$15,973		100%	$15,913		100%	$15,032		100%	$15,287		100%

Cash and cash equivalents	1,262			1,287			1,122			1,336			1,512			1,343
Total investments and cash	$16,231			$16,832			$17,095			$17,249			$16,544			$16,630

Maturity distribution:
One year or less	$654		5%	$1,052		7%	$1,081		7%	$1,175		8%	$872		6%	$571		4%
More than one year through five years	4,377		33	4,137		29	4,198		29	4,071		28	4,193		31	4,923		35
More than five years through ten years	3,705		27	4,184		30	4,337		30	4,232		29	3,696		27	3,713		26
More than ten years	907		7	939		7	941		7	901		7	806		6	786		6

Subtotal	9,643		72	10,312		73	10,557		73	10,379		72	9,567		70	9,993		71
Mortgage/asset-backed securities	3,766		28	3,773		27	3,989		27	4,121		28	4,085		30	3,991		29

Total	$13,409		100%	$14,085		100%	$14,546		100%	$14,500		100%	$13,652		100%	$13,984		100%

Credit quality by market value:
AAA	13%			12%			13%			15%			16%			25%
AA	40			41			42			42			43			37
A	24			25			23			21			21			21
BBB	15			15			15			14			14			11
Below Investment Grade/Unrated	8			7			7			8			6			6

	100%			100%			100%			100%			100%			100%

Expected average duration (1)	2.6	Yrs		2.9	Yrs		2.7	Yrs		3.0	Yrs		3.0	Yrs		2.9	Yrs
Average yield to maturity at market (1)	2.6%			2.1%			2.0%			1.9%			2.3%			2.4%
Average credit quality	A			A			A			A			A			AA

(1)	Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,471,885	23.6%	9.1%	1.0%
Consumer noncyclical	868,229	13.9	5.3	0.3
Communications	777,930	12.4	4.8	0.4
Utilities	595,174	9.5	3.7	0.3
Industrials	476,400	7.6	2.9	0.2
Energy	461,483	7.4	2.8	0.5
Consumer cyclical	424,045	6.8	2.6	0.2
Insurance	272,767	4.4	1.7	0.2
Government guaranteed corporate debt	235,308	3.8	1.5	0.3
Basic materials	205,045	3.3	1.3	0.2
Technology	137,038	2.2	0.8	0.1
Longevity and mortality bonds	125,845	2.0	0.8	0.4
Real estate investment trusts	104,581	1.7	0.6	0.1
Catastrophe bonds	76,009	1.2	0.5	0.1
Diversified	14,441	0.2	0.1	0.1

Total Corporate bonds	$6,246,180	100.0%	38.5%

Finance sector - Corporate bonds
Banks	$725,268	11.6%	4.5%
Investment banking and brokerage	369,379	5.9	2.3
Financial services	186,878	3.0	1.1
Commercial and consumer finance	155,469	2.5	1.0
Other	34,891	0.6	0.2

Total finance sector - Corporate bonds	$1,471,885	23.6%	9.1%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$31,684	$52,076	$539,291	$101,179	$1,038	$725,268
Investment banking and brokerage	—	—	338,572	29,852	955	369,379
Financial services	—	171,181	10,396	5,301	—	186,878
Commercial and consumer finance	—	7,262	50,276	57,926	40,005	155,469
Other	—	12,798	7,712	14,381	—	34,891

Total finance sector - Corporate bonds	$31,684	$243,317	$946,247	$208,639	$41,998	$1,471,885

% of total	2%	17%	64%	14%	3%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 17.3% of the Company’s total corporate bonds. The single largest issue accounts for 2.7% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2013
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$173,606	18.8%	1.1%	0.1%
Energy	161,676	17.5	1.0	0.1
Finance	136,021	14.7	0.8	0.1
Consumer noncyclical	126,009	13.6	0.8	0.1
Communications	74,322	8.1	0.5	0.1
Technology	63,376	6.9	0.4	0.1
Industrials	47,066	5.1	0.3	—
Consumer cyclical	44,455	4.8	0.3	—
Utilities	38,004	4.1	0.2	—
Insurance	37,891	4.1	0.2	0.1
Basic materials	18,732	2.0	0.1	—
Diversified	2,433	0.3	—	—

Total equities	$923,591	100.0%	5.7%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	209,074		1.3
Funds and ETFs holding equities	40,190		0.2

Total Equities	$1,172,855		7.2%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 10.8% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 18.5% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.6% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2013
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$77,640	$88,690	$71,936	$1,426	$464,104	$703,796
U.S. Collaterized Mortgage Obligations	—	1,967	—	—	—	—	—	1,967
U.S. Mortgage Backed Securities (MBS)	478,334	1,753,812	—	—	—	—	—	2,232,146
U.S. Commercial Mortgage Backed Securities (CMBS)	5,752	—	18,674	—	1,796	1,377	1,674	29,273
U.S. MBS Interest Only	43,426	110,683	4,608	—	—	—	16,460	175,177

	$527,512	$1,866,462	$100,922	$88,690	$73,732	$2,803	$482,238	$3,142,359

Non-U.S. Asset-Backed Securities	$—	$—	$71,833	$40,169	$34,919	$—	$—	$146,921
Non-U.S. Collaterized Mortgage Obligations	—	—	162,180	62,655	46,484	—	—	271,319
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	12,594	—	—	—	—	12,594
Non-U.S. Mortgage Backed Securities (MBS)	—	—	193,060	—	—	—	—	193,060

	$—	$—	$439,667	$102,824	$81,403	$—	$—	$623,894

Total mortgage/asset-backed securities	$527,512	$1,866,462	$540,589	$191,514	$155,135	$2,803	$482,238	$3,766,253

Corporate Securities	—	30,863	—	—	—	—	—	30,863

Total	$527,512	$1,897,325	$540,589	$191,514	$155,135	$2,803	$482,238	$3,797,116

% of total	14%	50%	14%	5%	4%	—%	13%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $143.5 million and a carrying value of $(3.2) million at June 30, 2013 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2013					March 31, 2013		December 31, 2012
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$123,282	$—	$123,282	$—	$123,282	$108,254	$108,254	$132,840	$132,840
Principal Finance - Derivative Exposure Assumed	—	(2,225)	(2,225)	73,414	71,189	(1,474)	79,604	(1,494)	79,736
Insurance-Linked Securities	—	(92)	(92)	240,744	240,652	(2,681)	230,563	(2,173)	233,791
Strategic Investments	205,353	—	205,353	—	205,353	214,626	214,626	203,160	203,160

Total other invested assets - Private Markets Exposure Assumed	328,635	(2,317)	326,318	314,158	640,476	318,725	633,047	332,333	649,527

Other Credit Derivatives - Exposure Assumed	—	102	102	5,000	5,102	160	5,160	210	5,210
Other Credit Derivatives - Protection Purchased	—	(404)	(404)	(34,000)	(34,404)	(614)	(48,614)	(801)	(55,801)

Other (2)	9,174	51,617	60,791			(7,072)		1,619

Total other invested assets	$337,809	$48,998	$386,807			$311,199		$333,361

(1)	The total net exposures originated in Private Markets are $1,618 million at June 30, 2013 ($1,591 million and $1,740 million at March 31, 2013 and December 31, 2012, respectively). In addition to the net exposures listed above of $640 million at June 30, 2013 ($633 million and $650 million at March 31, 2013 and December 31, 2012, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $731 million of assets listed under Investments - Fixed Maturities and $9 million listed under Investments - Equities for a total exposure of $934 million at June 30, 2013 ($850 million and $937 million at March 31, 2013 and December 31, 2012, respectively).

•

Insurance-Linked Securities: $202 million of bonds listed under Investments - Fixed Maturities for a total exposure of $443 million at June 30, 2013 ($494 million and $570 million at March 31, 2013 and December 31, 2012, respectively).

•

Strategic Investments: $34 million of assets listed under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $241 million at June 30, 2013 ($247 million and $233 million at March 31, 2013 and December 31, 2012, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			June 30, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$107		16%	$129		16%	$129		15%	$221		21%	$222		20%	$111		11%
U.S. government sponsored enterprises	65		10	90		11	90		11	136		13	146		14	158		15
Non-U.S. sovereign government, supranational and government related	196		29	226		28	234		28	273		25	276		25	275		26
Corporates	287		43	345		43	362		44	414		39	419		39	480		45

Total fixed maturities	655		98	790		98	815		98	1,044		98	1,063		98	1,024		97
Short-term investments	—		—	—		—	—		—	—		—	11		1	18		2
Other invested assets	15		2	16		2	18		2	17		2	15		1	16		1

Total investments	$670		100%	$806		100%	$833		100%	$1,061		100%	$1,089		100%	$1,058		100%

Cash and cash equivalents	20			44			54			90			64			176
Total investments and cash	$690			$850			$887			$1,151			$1,153			$1,234

Accrued investment income	8			10			10			15			13			14
Other funds held assets/liabilities	144			50			34			22			67			20

Total funds held - directly managed	$842			$910			$931			$1,188			$1,233			$1,268

Maturity distribution:
One year or less	$114		17%	$154		19%	$133		17%	$213		20%	$216		20%	$227		22%
More than one year through five years	403		62	487		62	515		63	622		60	642		60	573		55
More than five years through ten years	108		16	127		16	141		17	182		17	188		17	215		20
More than ten years	30		5	22		3	26		3	27		3	28		3	27		3

Total	$655		100%	$790		100%	$815		100%	$1,044		100%	$1,074		100%	$1,042		100%

Credit quality by market value:
AAA	12%			11%			12%			12%			14%			22%
AA	56			59			58			61			59			50
A	26			24			24			22			23			24
BBB	6			6			6			5			4			4

	100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		2.9	Yrs		3.0	Yrs		2.9	Yrs		2.9	Yrs		2.7	Yrs
Average yield to maturity at market	1.3%			0.9%			1.0%			1.0%			1.3%			1.7%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		June 30, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$104,144	36.3%	15.1%	1.4%
Consumer noncyclical	51,861	18.1	7.5	1.3
Energy	38,674	13.5	5.6	1.4
Utilities	23,132	8.0	3.3	0.8
Basic materials	15,960	5.5	2.3	0.7
Communications	14,856	5.2	2.2	0.6
Government guaranteed corporate debt	11,876	4.1	1.7	1.4
Consumer cyclical	10,740	3.7	1.6	1.1
Industrials	8,293	2.9	1.2	0.5
Technology	4,211	1.5	0.6	0.6
Real estate investment trusts	3,436	1.2	0.5	0.5

Total Corporate bonds	$287,183	100.0%	41.6%

Finance sector - Corporate bonds
Banks	$67,348	23.4%	9.8%
Financial services	16,271	5.7	2.4
Investment banking and brokerage	11,401	4.0	1.6
Commercial and consumer finance	5,082	1.8	0.7
Other	4,042	1.4	0.6

Total finance sector - Corporate bonds	$104,144	36.3%	15.1%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$5,824	$28,807	$31,070	$1,647	$67,348
Financial services	—	11,881	4,390	—	16,271
Investment banking and brokerage	11,401	—	—	—	11,401
Commercial and consumer finance	—	2,328	2,754	—	5,082
Other	—	—	4,042	—	4,042

Total finance sector - Corporate bonds	$17,225	$43,016	$42,256	$1,647	$104,144

% of total	16%	41%	41%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 28.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.4% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Fixed maturities	$110,727	$116,082	$125,903	$123,540	$129,900
Short-term investments, cash and cash equivalents	320	879	1,144	537	628
Equities	12,799	4,772	5,018	4,684	12,992
Funds held and other	8,536	8,604	9,435	10,741	13,330
Funds held - directly managed	5,010	5,805	6,275	6,586	7,577
Investment expenses	(12,889)	(12,438)	(12,106)	(10,822)	(10,921)

Net investment income (1)	$124,503	$123,704	$135,669	$135,266	$153,506

Net realized investment gains on fixed maturities and short-term investments	$40,026	$41,544	$49,761	$43,626	$62,202
Net realized investment gains on equities	34,790	19,320	18,868	5,495	6,370
Net realized gains (losses) on other invested assets	7,378	11,152	(971)	(2,604)	(18,321)
Change in net unrealized gains (losses) on other invested assets	83,285	(22,036)	(13,903)	(1,747)	(14,346)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(395,757)	(71,670)	(44,799)	150,046	32,995
Change in net unrealized investment (losses) gains on equities	(57,715)	50,066	(2,815)	51,260	(32,963)
Net other realized and unrealized investment gains (losses)	696	(809)	578	1,899	406
Net realized and unrealized investment (losses) gains on funds held - directly managed	(11,918)	(4,624)	(1,606)	9,454	1,789

Net realized and unrealized investment (losses) gains	$(299,215)	$22,943	$5,113	$257,429	$38,132

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2013, net investment income includes foreign exchange impacts of $0.6 million compared to the three months ended June 30, 2012

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$226,809	$263,390	$512,833	$561,576
Short-term investments, cash and cash equivalents	1,199	1,224	2,905	3,843
Equities	17,571	16,505	26,207	19,815
Funds held and other	17,140	23,932	44,109	49,502
Funds held - directly managed	10,815	16,170	29,031	37,919
Investment expenses	(25,327)	(20,819)	(43,747)	(43,507)

Net investment income (1)	$248,207	$300,402	$571,338	$629,148

Net realized investment gains on fixed maturities and short-term investments	$81,570	$79,600	$172,987	$157,207
Net realized investment gains on equities	54,110	47,792	72,155	90,866
Net realized gains (losses) on other invested assets	18,530	(13,116)	(16,691)	(176,295)
Change in net unrealized gains (losses) on other invested assets	61,249	6,082	(9,568)	(46,278)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(467,427)	80,815	186,063	128,224
Change in net unrealized investment (losses) gains on equities	(7,649)	17,808	66,253	(101,860)
Net other realized and unrealized investment (losses) gains	(113)	3,367	5,843	3,617
Net realized and unrealized investment (losses) gains on funds held - directly managed	(16,542)	8,519	16,367	11,211

Net realized and unrealized investment (losses) gains	$(276,272)	$230,867	$493,409	$66,692

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June 30, 2013, net investment income includes foreign exchange impacts of $3.3 million compared to the six months ended June 30, 2012.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Fixed maturities	$4,717	$5,336	$6,307	$6,746	$7,087
Short-term investments, cash and cash equivalents	227	377	333	375	167
Other	364	322	364	262	305
Investment expenses	(298)	(230)	(729)	(797)	18

Net investment income	$5,010	$5,805	$6,275	$6,586	$7,577

Net realized investment gains on fixed maturities and short-term investments	$3,495	$1,449	$8,642	$41	$108
Net realized investment losses on other invested assets	(62)	—	—	—	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(14,621)	(3,968)	(10,019)	7,690	3,029
Change in net unrealized investment (losses) gains on other invested assets	(730)	(2,105)	(229)	1,723	(1,348)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(11,918)	$(4,624)	$(1,606)	$9,454	$1,789

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$10,053	$14,706	$27,760	$31,542
Short-term investments, cash and cash equivalents	604	338	1,046	1,906
Other	686	1,022	1,647	5,402
Investment expenses	(528)	104	(1,422)	(931)

Net investment income	$10,815	$16,170	$29,031	$37,919

Net realized investment gains (losses) on fixed maturities and short-term investments	$4,944	$(278)	$8,405	$5,369
Net realized investment losses of on other invested assets	(62)	—	—	(42)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(18,589)	8,913	6,583	12,314
Change in net unrealized investment (losses) gains on other invested assets	(2,835)	(116)	1,379	(6,430)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(16,542)	$8,519	$16,367	$11,211

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,323,786	$10,709,371	$10,761,302	$10,661,012	$11,143,354
Reinsurance recoverable at beginning of period	(292,711)	(291,330)	(308,154)	(331,346)	(335,613)

Net liability at beginning of period	10,031,075	10,418,041	10,453,148	10,329,666	10,807,741

Net incurred losses related to:
Current year	813,492	661,665	793,291	753,068	648,522
Prior years	(127,350)	(182,796)	(160,564)	(188,758)	(115,140)

	686,142	478,869	632,727	564,310	533,382

Change in reserve agreement (1)	(7)	(25,963)	(18,862)	(39,739)	7,229

Net losses paid	(632,011)	(706,123)	(707,035)	(575,508)	(774,142)

Effects of foreign exchange rate changes	(25,126)	(133,749)	58,063	174,419	(244,544)

Net liability at end of period	10,060,073	10,031,075	10,418,041	10,453,148	10,329,666
Reinsurance recoverable at end of period	276,295	292,711	291,330	308,154	331,346

Gross liability at end of period	$10,336,368	$10,323,786	$10,709,371	$10,761,302	$10,661,012

Breakdown of gross liability at end of period:
Case reserves	$4,645,378	$4,792,975	$4,872,591	$5,000,805	$5,000,584
Additional case reserves	346,553	373,509	343,549	411,063	453,035
Incurred but not reported reserves	5,344,437	5,157,302	5,493,231	5,349,434	5,207,393

Gross liability at end of period	$10,336,368	$10,323,786	$10,709,371	$10,761,302	$10,661,012

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,332,288	$3,279,989	$3,373,852	$3,402,697	$3,310,449
Global (Non-U.S.) P&C	2,388,789	2,412,743	2,507,761	2,511,342	2,478,403
Global Specialty	3,817,570	3,788,417	3,868,700	3,773,521	3,781,955
Catastrophe	797,721	842,637	959,058	1,073,742	1,090,205

Gross liability at end of period	$10,336,368	$10,323,786	$10,709,371	$10,761,302	$10,661,012

Unrecognized time value of non-life reserves	$658,929	$452,389	$465,625	$465,899	$493,597

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	92.1%	147.5%	111.7%	102.0%	145.1%
Non-life paid losses to net premiums earned ratio	64.7%	76.5%	73.5%	55.2%	86.9%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,709,371	$11,273,091	$11,273,091	$10,666,604
Reinsurance recoverable at beginning of period	(291,330)	(353,105)	(353,105)	(348,747)

Net liability at beginning of period	10,418,041	10,919,986	10,919,986	10,317,857

Net incurred losses related to:
Current year	1,475,156	1,239,336	2,785,694	4,252,766
Prior years	(310,145)	(278,743)	(628,065)	(530,457)

	1,165,011	960,593	2,157,629	3,722,309

Change in reserve agreement (1)	(25,970)	(27,563)	(86,163)	(61,383)

Net losses paid	(1,338,134)	(1,422,519)	(2,705,062)	(2,990,559)

Effects of foreign exchange rate changes	(158,875)	(100,831)	131,651	(68,238)

Net liability at end of period	10,060,073	10,329,666	10,418,041	10,919,986
Reinsurance recoverable at end of period	276,295	331,346	291,330	353,105

Gross liability at end of period	$10,336,368	$10,661,012	$10,709,371	$11,273,091

Breakdown of gross liability at end of period:
Case reserves	$4,645,378	$5,000,584	$4,872,591	$5,187,761
Additional case reserves	346,553	453,035	343,549	495,593
Incurred but not reported reserves	5,344,437	5,207,393	5,493,231	5,589,737

Gross liability at end of period	$10,336,368	$10,661,012	$10,709,371	$11,273,091

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,332,288	$3,310,449	$3,373,852	$3,287,364
Global (Non-U.S.) P&C	2,388,789	2,478,403	2,507,761	2,631,593
Global Specialty	3,817,570	3,781,955	3,868,700	3,922,404
Catastrophe	797,721	1,090,205	959,058	1,431,730

Gross liability at end of period	$10,336,368	$10,661,012	$10,709,371	$11,273,091

Unrecognized time value of non-life reserves	$658,929	$493,597	$465,625	$560,860

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	114.9%	148.1%	125.4%	80.3%
Non-life paid losses to net premiums earned ratio	70.4%	84.3%	73.3%	77.6%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,763,413	$1,813,244	$1,703,147	$1,635,547	$1,707,982
Reinsurance recoverable at beginning of period	(9,798)	(20,684)	(9,836)	(9,635)	(9,221)

Net liability at beginning of period	1,753,615	1,792,560	1,693,311	1,625,912	1,698,761

Liability acquired related to the acquisition of Presidio	—	—	54,071	—	—

Net incurred losses related to:
Current year	192,285	190,474	167,612	162,638	170,889
Prior years	(11,584)	(8,391)	512	(5,811)	1,866

	180,701	182,083	168,124	156,827	172,755

Net losses paid	(153,770)	(161,571)	(145,060)	(142,721)	(174,862)

Effects of foreign exchange rate changes	12,354	(59,457)	22,114	53,293	(70,742)

Net liability at end of period	1,792,900	1,753,615	1,792,560	1,693,311	1,625,912
Reinsurance recoverable at end of period	6,432	9,798	20,684	9,836	9,635

Gross liability at end of period	$1,799,332	$1,763,413	$1,813,244	$1,703,147	$1,635,547

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,813,244	$1,645,662	$1,645,662	$1,750,410
Reinsurance recoverable at beginning of period	(20,684)	(9,874)	(9,874)	(14,739)

Net liability at beginning of period	1,792,560	1,635,788	1,635,788	1,735,671

Liability acquired related to acquisition of Presidio	—	—	54,071	—

Net incurred losses related to:
Current year	382,758	331,093	661,343	650,771
Prior years	(19,975)	(9,063)	(14,362)	(510)

	362,783	322,030	646,981	650,261

Net losses paid	(315,341)	(305,909)	(593,690)	(718,926)

Effects of foreign exchange rate changes	(47,102)	(25,997)	49,410	(31,218)

Net liability at end of period	1,792,900	1,625,912	1,792,560	1,635,788
Reinsurance recoverable at end of period	6,432	9,635	20,684	9,874

Gross liability at end of period	$1,799,332	$1,635,547	$1,813,244	$1,645,662

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$31,226	$29,946	$51,381	$66,621	$38,764
Global (Non-U.S.) P&C	36,149	57,617	39,929	28,686	17,981
Global Specialty	27,780	60,464	45,944	90,602	58,549
Catastrophe	32,195	34,769	23,310	2,849	(154)

Total Non-life net prior year reserve development	$127,350	$182,796	$160,564	$188,758	$115,140

Non-life segment:
Net prior year reserve development due to changes in premiums	$(12,714)	$(11,129)	$(18,866)	$(13,761)	$(35,011)
Net prior year reserve development due to all other factors (2)	140,064	193,925	179,430	202,519	150,151

Total Non-life net prior year reserve development	$127,350	$182,796	$160,564	$188,758	$115,140

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$3,493	$5,649	$(3)	$5,227	$(4,784)
Net prior year reserve development due to all other factors (2)	8,091	2,742	(509)	584	2,918

Total Life and Health net prior year reserve development	$11,584	$8,391	$(512)	$5,811	$(1,866)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $3.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $4.6 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$61,171	$100,481	$218,483	$189,180
Global (Non-U.S.) P&C	93,766	45,664	114,279	115,995
Global Specialty	88,244	113,977	250,523	128,975
Catastrophe	66,964	18,621	44,780	96,307

Total Non-life net prior year reserve development	$310,145	$278,743	$628,065	$530,457

Non-life segment:
Net prior year reserve development due to changes in premiums	$(23,844)	$(61,343)	$(93,971)	$(58,501)
Net prior year reserve development due to all other factors (2)	333,989	340,086	722,036	588,958

Total Non-life net prior year reserve development	$310,145	$278,743	$628,065	$530,457

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$9,142	$4,785	$10,009	$5,245
Net prior year reserve development due to all other factors (2)	10,833	4,278	4,353	(4,735)

Total Life and Health net prior year reserve development	$19,975	$9,063	$14,362	$510

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $3.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $4.6 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		April 1, 2013		Jan 1, 2013		Oct 1, 2012		July 1, 2012		April 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,115		$1,143		$1,173		$1,173		$1,253
U.S. Northeast	Hurricane	1,019		1,124		1,000		1,000		1,068
U.S. Gulf Coast	Hurricane	1,001		1,041		1,069		1,069		997
Caribbean	Hurricane	270		293		272		272		292
Europe	Windstorm	850		850		927		927		884
Japan	Typhoon	169		192		164		164		161
California	Earthquake	574	$685	722	$906	734	$923	734	$923	856	$1,072
British Columbia	Earthquake	310	559	314	564	350	526	350	526	355	527
Japan	Earthquake	463	488	503	564	502	543	502	543	537	578
Australia	Earthquake	439	557	468	583	468	582	468	582	479	626
New Zealand	Earthquake	261	282	276	299	320	339	320	339	338	378

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business—Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net (loss) income per share attributable to common shareholders (1)	(13.4)%	14.0%	7.4%	35.5%	11.8%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(16.2)	0.8	(0.6)	16.7	1.3

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.4)	(0.1)	0.6	0.1	0.1

Annualized net interest in (losses) earnings of equity investments, net of tax, on beginning diluted book value per common share (1)	(0.4)	0.4	0.1	0.3	—

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	(0.6)	—	—	—

Annualized operating return on beginning diluted book value per common share (1)	3.6%	13.5%	7.3%	18.4	%10.4%

Net (loss) income attributable to PartnerRe	$(175,571)	$234,370	$111,521	$486,706	$176,146
Less:
Net realized and unrealized investment (losses) gains, net of tax	(229,966)	12,275	(7,356)	221,825	18,325
Net foreign exchange (losses) gains, net of tax	(5,898)	(787)	7,281	1,418	1,277
Interest in (losses) earnings of equity investments, net of tax	(5,558)	6,094	520	3,652	(879)
Dividends to preferred shareholders	14,796	14,699	15,405	15,405	15,405

Operating earnings attributable to PartnerRe common shareholders	$51,055	$202,089	$95,671	$244,406	$142,018

Per diluted common share:
Net (loss) income attributable to PartnerRe common shareholders	$(3.37)	$3.53	$1.56	$7.53	$2.50
Less:
Net realized and unrealized investment (losses) gains, net of tax	(4.07)	0.20	(0.12)	3.55	0.29
Net foreign exchange (losses) gains, net of tax	(0.10)	(0.01)	0.12	0.02	0.02
Loss on redemption of preferred shares	—	(0.15)	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.10)	0.10	0.01	0.06	(0.01)

Operating earnings attributable to PartnerRe common shareholders	$0.90	$3.39	$1.55	$3.90	$2.20

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2013	June 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	0.7%	18.3%	19.9%	(9.0)%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(7.4)	6.4	7.3	0.2

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.2)	—	0.1	1.0

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	—	0.2	0.2	(0.1)

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	(0.3)	—	—	—

Annualized operating return on beginning diluted book value per common share (1)	8.6%	11.7%	12.3%	(10.1)%

Net income (loss) attributable to PartnerRe	$58,799	$536,287	$1,134,514	$(520,291)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(217,691)	177,546	392,014	15,104
Net foreign exchange (losses) gains, net of tax	(6,685)	(354)	8,345	66,433
Interest in earnings (losses) of equity investments, net of tax	537	4,571	8,742	(7,239)
Dividends to preferred shareholders	29,494	30,811	61,622	47,020

Operating earnings (loss) attributable to PartnerRe common shareholders	$253,144	$323,713	$663,791	$(641,609)

Per diluted share:
Net income (loss) attributable to PartnerRe common shareholders	$0.34	$7.76	$16.87	$(8.40)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(3.72)	2.73	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.11)	(0.01)	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.01	0.07	0.14	(0.11)

Operating earnings (loss) attributable to PartnerRe common shareholders	$4.32	$4.97	$10.43	$(9.50)

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	893,750	893,750	893,750	893,750
Noncontrolling interests	48,319	36,844	—	—	—	—

Common shareholders’ equity attributable to PartnerRe	5,513,207	6,056,964	6,039,746	6,185,252	5,803,843	5,573,792

Less:
Goodwill	456,380	456,380	456,380	455,533	455,533	455,533
Intangible assets, net of tax	127,662	135,207	141,249	72,646	80,917	93,254

Tangible book value	$4,929,165	$5,465,377	$5,442,117	$5,657,073	$5,267,393	$5,025,005

Common shares and common share equivalents outstanding	55,325,581	58,826,334	59,893,366	62,136,090	63,164,499	65,715,708

Equals:

Diluted tangible book value per common share	$89.09	$92.91	$90.86	$91.04	$83.39	$76.47

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	893,750	893,750	893,750	893,750
Noncontrolling interest	48,319	36,844	—	—	—	—

Common shareholders’ equity attributable to PartnerRe	5,513,207	6,056,964	6,039,746	6,185,252	5,803,843	5,573,792

Less:
Goodwill	456,380	456,380	456,380	455,533	455,533	455,533
Intangibles, net of tax	127,662	135,207	141,249	72,646	80,917	93,254

Tangible book value	4,929,165	5,465,377	5,442,117	5,657,073	5,267,393	5,025,005

Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	291,987	563,953	657,604	682,956	541,202	451,946

Book value excluding NURGL	$5,221,220	$5,493,011	$5,382,142	$5,502,296	$5,262,641	$5,121,846

Tangible book value excluding NURGL	$4,637,178	$4,901,424	$4,784,513	$4,974,117	$4,726,191	$4,573,059

Divided by:

Number of common shares and common share equivalents outstanding	55,325,581	58,826,334	59,893,366	62,136,090	63,164,499	65,715,708

Equals:

Diluted book value per common share excluding NURGL	$94.37	$93.38	$89.86	$88.55	$83.32	$77.94

Diluted tangible book value per common share excluding NURGL	$83.82	$83.32	$79.88	$80.05	$74.82	$69.59

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	December 31, 2011
Basic book value per common share
Total shareholders’ equity	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,697,593	$6,467,542
Less:
Preferred shares, aggregate liquidation value	853,750	(853,750)	893,750	893,750	893,750	893,750
Noncontrolling interest	48,319	(36,844)	—	—	—	—

Common shareholders’ equity attributable to PartnerRe	$5,513,207	$6,056,964	$6,039,746	$6,185,252	$5,803,843	$5,573,792

Basic common shares outstanding	54,321.7	57,660.2	58,909.4	61,366.7	62,557.5	65,322.3

Basic book value per common share	$101.49	$105.05	$102.53	$100.79	$92.78	$85.33

Common shareholders’ equity attributable to PartnerRe	$5,513,207	$6,056,964	$6,039,746	$6,185,252	$5,803,843	$5,573,792

Basic common shares outstanding	54,321.7	57,660.2	58,909.4	61,366.7	62,557.5	65,322.3
Add:
Stock options and other	2,614.5	3,105.1	2,892.5	2,297.4	1,968.6	809.4
Restricted stock units	900.6	793.4	864.3	877.6	877.5	489.0
Less:
Stock options and other bought back via treasury stock method	2,511.2	2,732.4	2,772.8	2,405.6	2,239.1	905.0

Diluted common shares and common share equivalents outstanding	55,325.6	58,826.3	59,893.4	62,136.1	63,164.5	65,715.7

Diluted book value per common share	$99.65	$102.96	$100.84	$99.54	$91.88	$84.82

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended June 30, 2013		As at and for the three months ended June 30, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$6,057	$102.96	$5,893	$89.63

Technical result	100	1.77	152	2.36
Other operating expenses	(145)	(2.56)	(106)	(1.65)
Net investment income	125	2.20	153	2.38
Amortization of intangible assets	(7)	(0.13)	(9)	(0.14)
Other, net	(9)	(0.15)	(9)	(0.15)
Operating income tax benefit (expense)	2	0.03	(24)	(0.36)
Preferred dividends	(15)	(0.26)	(15)	(0.24)

Operating earnings	51	0.90	142	2.20

Net realized and unrealized investment (losses) gains, net of tax	(230)	(4.07)	18	0.29
Net foreign exchange losses (gains), net of tax	(6)	(0.10)	2	0.02
Interest in losses of equity investments, net of tax	(5)	(0.10)	(1)	(0.01)

Net (loss) income attributable to PartnerRe common shareholders	(190)	(3.37)	161	2.50

Common share dividends	(37)	(0.64)	(39)	(0.62)
Change in currency translation adjustment	(12)	(0.20)	(19)	(0.30)
Repurchase of common shares, net	(305)	0.70	(193)	0.86
Change in other accumulated comprehensive income or loss, net of tax	—	(0.01)	1	0.02

Impact of change in number of common and common share equivalents outstanding	n/a	0.21	n/a	(0.21)

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$5,513	$99.65	$5,804	$91.88

Goodwill	(456)	(8.25)	(456)	(7.21)
Intangibles, net of tax	(128)	(2.31)	(81)	(1.28)

Tangible common shareholders’ equity attributable to PartnerRe /diluted tangible book value per common share at end of period	$4,929	$89.09	$5,267	$83.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the six months ended June 30, 2013		As at and for the six months ended June 30, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82

Technical result	351	6.01	354	5.43
Other operating expenses	(261)	(4.46)	(204)	(3.14)
Net investment income	248	4.24	300	4.61
Amortization of intangible assets	(14)	(0.24)	(18)	(0.27)
Other, net	(19)	(0.34)	(19)	(0.29)
Operating income tax expense	(23)	(0.39)	(58)	(0.90)
Preferred dividends	(29)	(0.50)	(31)	(0.47)

Operating earnings	253	4.32	324	4.97

Net realized and unrealized investment (losses) gains, net of tax	(218)	(3.72)	177	2.73
Net foreign exchange losses, net of tax	(7)	(0.11)	—	(0.01)
Loss on redemption of preferred shares	(9)	(0.16)	—	—
Interest in earnings of equity investments, net of tax	1	0.01	4	0.07

Net income attributable to PartnerRe common shareholders	20	0.34	505	7.76

Common share dividends	(74)	(1.28)	(80)	(1.24)
Change in currency translation adjustment	(31)	(0.54)	(2)	(0.03)
Repurchase of common shares, net	(442)	0.51	(193)	0.86
Preferred shares issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.16	—	—
Change in other accumulated comprehensive income or loss, net of tax	—	0.01	—	—

Impact of change in number of common and common share equivalents outstanding	n/a	(0.24)	n/a	(0.29)

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$5,513	$99.65	$5,804	$91.88

Goodwill	(456)	(8.25)	(456)	(7.21)
Intangibles, net of tax	(128)	(2.31)	(81)	(1.28)

Tangible common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$4,929	$89.09	$5,267	$83.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2012		As at and for the year ended December 31, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	744	11.70	(663)	(9.82)
Other operating expenses	(411)	(6.47)	(435)	(6.44)
Net investment income	571	8.98	629	9.31
Amortization of intangible assets	(32)	(0.50)	(36)	(0.54)
Other, net	(36)	(0.58)	(42)	(0.61)
Operating income tax expense	(110)	(1.73)	(48)	(0.71)
Preferred dividends	(62)	(0.97)	(47)	(0.69)

Operating earnings (loss)	664	10.43	(642)	(9.50)

Net realized and unrealized investment gains, net of tax	392	6.17	15	0.23
Net foreign exchange gains, net of tax	8	0.13	67	0.98
Interest in earnings (losses) of equity investments, net of tax	9	0.14	(7)	(0.11)

Net income (loss) attributable to PartnerRe common shareholders	1,073	16.87	(567)	(8.40)

Common share dividends	(156)	(2.48)	(159)	(2.35)
Change in currency translation adjustment	28	0.45	(12)	(0.17)
Repurchase of common shares, net	(474)	2.07	(358)	0.93
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.08)	(5)	(0.07)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.81)	n/a	1.29

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$6,040	$100.84	$5,574	$84.82

Goodwill	(456)	(7.62)	(456)	(6.93)
Intangibles, net of tax	(142)	(2.36)	(93)	(1.42)

Tangible common shareholders’ equity attributable to PartnerRe /diluted tangible book value per common share at end of period	$5,442	$90.86	$5,025	$76.47